UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2018

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.07.

Submission of Matters to a Vote of Security Holders

The following matters were voted upon at the 2018 annual meeting of shareholders held on May 16, 2018:

(1)

Proposal to elect the 11 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	129,331,916	553,218	150,024	18,243,037
Steven A. Burd	127,007,308	2,879,138	148,712	18,243,037
H. Charles Floyd	129,605,782	275,967	153,409	18,243,037
Michelle Gass	129,445,381	449,098	140,679	18,243,037
Jonas Prising	129,449,016	432,944	153,198	18,243,037
John E. Schlifske	128,615,700	1,268,712	150,746	18,243,037
Adrianne Shapira	128,623,399	1,268,835	142,924	18,243,037
Frank V. Sica	125,136,947	4,747,530	150,681	18,243,037
Stephanie A. Streeter	127,611,970	2,278,277	144,911	18,243,037
Nina G. Vaca	128,194,274	1,696,118	144,766	18,243,037
Stephen E. Watson	127,446,793	2,436,327	152,038	18,243,037

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
142,491,890	5,545,611	240,694	0

(3)

Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
114,635,594	15,117,136	282,428	18,243,037

(4)

A shareholder proposal on shareholder right to act by written consent.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
15,164,506	114,418,050	452,602	18,243,037

Item 8.01

Other Events

On May 16, 2018, the Company issued a press release announcing events which took place in connection with the 2018 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2018

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2018

KOHL’S CORPORATION

By:

/s/ Jason J. Kelroy

Jason J. Kelroy

Executive Vice President,

General Counsel and Secretary